MUNDOVAL FUND A series of Mundoval Funds

Supplement dated February 11, 2014 to the Prospectus, and Statement of Additional Information, each dated May 1, 2013

Notice of Adviser Name Change

Effective January 13, 2014, A.Q. Johnson & Co., Inc., the adviser to the Mundoval Fund (the “Fund”) changed its name to Mundoval Capital Management, Inc. Accordingly, all references to A.Q. Johnson & Co., Inc. as adviser to the Fund are deleted and replaced with Mundoval Capital Management, Inc. No changes are being made to the Fund’s investment goals, strategies, fees, or portfolio manager.

This Supplement and the Fund's Prospectus and Statement of Additional Information dated May 1, 2013, provide the information a prospective investor ought to know before investing and should be retained for future reference.